July 18, 2003

Dear [Shareholder Name]:

I am pleased to report that the Paradigm Value Fund gained 30.9% for the second quarter.  (a) Year to date through June 30, 2003, the Fund gained 23.2%, outperforming both the Russell 2000 Value and the S&P 600 Value, which gained 16.4% and 12.9%, respectively.

Stocks, and small cap technology companies in particular, rallied and put in a very strong performance during the second quarter.   Indeed, our three best stock picks for the Fund, Brush Engineered Materials, Unova and Interland, were all technology related to some degree.

Brush Engineered Materials Inc. makes specialty beryllium copper alloys that are primarily used in the computer/telecom industry. While Brush Engineered did not record a profit in the first quarter, a closer look revealed that demand for the company’s product is increasing, their operating costs are falling and Brush’s liability for chronic beryllium disease is declining.  Wall Street recognized these positive trends in the second quarter and the stock has performed strongly.

Unova, Inc., another strong performer has two primary businesses, one weak and the other strong.  Investors had been focusing on the weak one, an ailing machine tool operation suffering from scarce orders in the automobile and aerospace market. But I thought the worries were exaggerated because management has been repositioning this business by shrinking the operation and reducing its overhead.   Unova’s strong business is Intermec, a leading industrial bar code company which started to enjoy accelerating sales and profits with new products that are in demand by the industrial world.  Intermec’s primary competitor is Symbol, and based on our analyses, Unova was selling at a discount to Symbol even with their machine tool business unit valued at zero.

My third best stock pick for the quarter was Interland Inc., a stock featured in our last quarterly letter. Shortly after we went to press, Interland’s stock price more than doubled, which allowed me to lock-in some near-term profits.  The stock has since subsided, as the expenses relative to the company’s transition are higher than projected.  I remain convinced of the merits of the story, however, and we have in fact repurchased some shares on the price weakness.

Although the Fund’s performance in the second quarter was very strong, there were a few stocks that lagged.  Proton Energy, currently selling at a price that suggests that the business has a negative value (we arrive at that by taking cash subtracting debt and comparing that to the market value), despite good technology in hydrogen generators.   Proton Energy also recently announced the acquisition of Northern Power Systems, Inc., a company that designs and installs integrated on-site power systems for stationary power systems. Northern Power will allow Proton to offer a broader range of energy technologies and accelerate Proton’s transition from a technology development company to an operating company.  Proton’s stock price has not yet responded to this favorable event, but I believe this investment provides the opportunity for meaningful long-term price appreciation.

Another stock that has underperformed is K-Tron International, a global leader in measuring the flow of solids.  Because the biggest market is plastic, business is slack but the company continues to be strong and profitable. Under the leadership of Ed Clouse, K-Tron has become a coherent operating unit, added new technology, reduced expenses, paid down debt and bought back its stock. At the start of the year, K-Tron completed a very advantageous acquisition of Penn Crusher, makers of equipment, which pulverizes coal as it is fed into the boilers in power generating stations. This is critical equipment without which efficient combustion could not take place. Even more important for investors, the equipment wears and needs to be rebuilt periodically. Penn Crusher has done an excellent job of holding on to the replacement part business. The result is a steady, highly profitable company. I expect to see K-Tron earn between $1.30-1.35 this year and generate about that amount in cash per share, before the payment for the acquisition, and feel it is a compelling value at just under $15 per share. When capital spending picks up, we can look forward to higher earnings.

In looking ahead, we believe that second quarter earnings will be key in determining if stocks can extend their recent rally or whether the advance has run its course.  Although we are told that the recession in the broader economy ended in late 2001, signs of the recovery, particularly in the manufacturing sector, remain illusive.  Thus, I am cautious about the high multiples awarded to stocks after the recent rally and the overall level of the market in general.  Nonetheless, I continue to find opportunities in small cap companies, and believe that the Fund is positioned to perform well in the coming quarters.

As always, your confidence and continued support is greatly appreciated.  If you have any questions or comments, please feel free to contact Mae Cavoli at 518-431-3516 or me at 212-421-3932.

Very truly yours,

John Walthausen

(a) Year to Date returns for six month period ended 6/30/03.  The inception date of the Fund was January 1, 2003.  Year to Date returns include change in share prices and in each case include reinvestment of any dividends and capital gain distributions (not annualized).  Average annualized total return 52.31%.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-877-59-FUNDS and read it carefully before investing.  The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

Past Performance Is No Guarantee Of Future Results